Southern Community
FINANCIAL CORPORATION

NASDAQ: SCMF

www.smallenoughtocare.com

www.smallenoughtocare.com

May 2009 Investor Meetings

Southern Community FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

This presentation may contain, in addition to historical information, various “forward-looking statements” that represent our judgment concerning the future and are subject to risks and uncertainties that could cause Southern Community’s actual operating results and financial position to differ materially from those projected in the forward-looking statements.  Such forward-looking statements can be identified by the use of forward looking terminology, such as “may,” “will,” “expect,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereof or comparable terminology.  We caution that any such forward-
looking statements are further qualified by important factors that could cause Southern
Community’s actual operating results and financial position to differ materially from the forward-looking statements, including without limitation considerations described in connection with specific forward looking statements.  We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation.

FORWARD LOOKING STATEMENTS

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Corporate Profile

Southern Community Financial Corporation
NASDAQ: SCMF
www.smallenoughtocare.com

Commercial bank chartered on November 18, 1996 and
headquartered in Winston-Salem, North Carolina

Strong management team with an average of 17 years of in-
market and 29 years of total banking experience

Fifth largest community bank based in North Carolina with
total assets of nearly $1.8 billion as of March 31, 2009

Focus on small and mid-sized businesses and professionals

Ranked third in Forsyth County (includes the city of
Winston-Salem) in deposit market share, with 5% of a $14.4
billion deposit market

Corporate Profile

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Southern Community Financial Corporation

NASDAQ: SCMF

www.smallenoughtocare.com

Operating in High Growth Markets

CHARLOTTE

WINSTON-SALEM

Headquarters

GREENSBORO

HIGH POINT

STOKES

RALEIGH

MOORESVILLE

ASHEVILLE

BUNCOMBE

WAKE

ROCKINGHAM

SURRY

FORSYTH

GUILFORD

YADKIN

IREDELL

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22 banking offices in 9 counties across central North Carolina

Southern Community
FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

High Growth Demographics

County

Percent of
SCMF

Franchise

(%)

Actual
Population

Proj. Pop.
Growth by
2013

(%)

Median HH
Income

($)

Proj. HH
Income
Growth by
2013

(%)

Forsyth

61.7

345,969

9.2

55,540

14.0

Surry

10.4

73,908

2.0

41,210

13.5

Yadkin

7.9

38,716

3.2

44,288

13.1

Guilford

6.8

468,153

7.5

56,815

14.2

Stokes

5.7

46,975

2.7

47,027

13.4

Iredell

4.2

156,294

16.7

54,189

15.1

Rockingham

1.7

93,253

0.7

42,221

15.3

Wake

0.8

842,109

19.9

74,985

17.8

Buncombe

0.7

230,620

7.9

47,170

16.6

Wt. Avg.
SCMF

100

2,295,997

7.7

52,577

14.0

U.S.

309,299,265

6.3

54,749

17.0

2008 Rank	Institution (ST)	2008 Number of Branches	2008 Total Deposits in Market ($000)	2008 Total Market Share (%)
1	BB&T Corp.	14	9,044,277	62.73
2	Wells Fargo & Co. (formerly Wachovia Corp.)	19	2,336,500	16.21
3	**Southern Community Financial**	**6**	**753,374**	**5.23**
4	Piedmont FSB (NC)	9	593,087	4.11
5	SunTrust Banks Inc. (GA)	11	446,328	3.10
6	Bank of America Corp. (NC)	10	371,597	2.58
7	First Citizens BancShares Inc. (NC)	7	287,808	2.00
8	NewBridge Bancorp (NC)	6	149,197	1.03
9	TriStone Community Bank (NC)	2	108,945	0.76
10	Royal Bank of Canada	4	105,207	0.73
	Total For Institutions In Market	**109**	**14,416,803**	

Southern Community Financial Corporation
NASDAQ: SCMF
www.smallenoughtocare.com

Deposit Growth Opportunities

There is a significant opportunity to gain deposit market share in Forsyth County:

Source: SNL Financial, FDIC Summary of Deposits ; Data as of June 30, 2008

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Growth Strategies & Outlook

Southern Community
FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

Successfully Navigating the Current Environment

Asset Quality:

Lend to established businesses with historical cash
flow

Independent loan review

Manageable risk in loan portfolio is contained within
residential construction and development loans

Several construction lenders have contractor’s
and/or appraisal licenses which facilitates resolution

Southern Community
FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

Key Focus

Net Interest Margin & Capital:

Continue to focus on core deposit gathering

Loan and deposit pricing becoming more rational

Opportunities created through market disruption
(new relationship acquisitions)

Completed $42.8 million offering under Treasury’s
Capital Purchase Program in December 2008 (one
of the first community banks in our markets to
receive approval)

Southern Community Financial Corporation
NASDAQ: SCMF
www.smallenoughtocare.com

Deposit and Fee Income Initiatives

ME Banking product (premium rate DDA) exceeding projections:

Stated rate is 4%, but actual cost of funds closer to one-year rates when all costs and fees earned are considered

303 new accounts opened during 1Q09

Average account balance of nearly $6,800

Easy Access CD Product rolled out in 1Q09:

Retail CD growth of $25.3 million or over 6% compared to 4Q08

Commercial Deposit Services initiatives:

Successfully introduced a free small business checking account that allows up to 500 transactions vs. 200 or 300

Deployed remote deposit capture machines

Implemented price increases for commercial analysis charges and enhanced commercial DDA product offerings

Southern Community Financial Corporation
NASDAQ: SCMF
www.smallenoughtocare.com

Expectations for 2Q and 2H 2009

Loan loss provision, charge-offs, and reserve
coverage to remain at current levels

NPLs not expected to significantly increase

Modest net interest margin compression in 2Q

Anticipate net interest margin and overall
profitability to improve in 2 nd half 2009

Opportunities to decrease cost of funds as maturing
CDs and borrowings re-price at lower rates

Loan demand to remain at current levels in 2Q
but potential to increase in second half of 2009

Build out existing markets

De novo growth + accretive acquisitions

Build non interest income

Expand mortgage operations & wealth management
division

Mortgage refinance activity has intensified

Leverage commercial relationships, infrastructure and people

Enhance profitability

Improve net interest margin

Build core deposit base – lower funding costs

Increase yields on earning assets

Expense control / Efficiency

Long Term Strategy

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Financials

Southern Community
FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

1Q09 Key Themes

Asset Quality, Net Results & Deposit Growth

Residential construction and development lending continue to be the largest portion of manageable risk in the loan portfolio

Continue to proactively monitor our loan portfolio

Problem real estate team moved 13 properties ($1.5 million) off the books

Still no significant deterioration in commercial real estate portfolio

Net results impacted by goodwill impairment of $49.5 million and preferred dividends of $627 thousand

Goodwill impairment represents the entire amount of goodwill on our books

Impairment will not impact cash flows, liquidity, or tangible capital

Deposits increased by 8% and fee income by 19% on a linked quarter basis

CD promotion and greater mortgage refinance and brokerage activity

Southern Community
FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

First Quarter 2009 Financial Highlights

Net loss of $49.70 million, or $2.96 per diluted common share included a one-time, non-cash goodwill impairment charge of $49.5 million

Net income of $425 thousand, excluding goodwill impairment and preferred dividends of $627 thousand

NPLs were $21.25 million or 1.56% of total loans compared to
$14.43 million or 1.10% at December 31, 2008

NPAs were $31.05 million or 1.73% of total assets, compared to
$20.18 million or 1.12% at December 31, 2008

Net charge-offs increased to $3.54 million or 1.09% of average loans, compared to $1.44 million or 0.43% in 4Q08

Provision for loan losses of $4.00 million, an increase of $1.64 million, compared to $2.36 million in 4Q08

Southern Community
FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

First Quarter 2009 Financial Highlights

Allowance for loan losses was $19.31 million or 1.49% of total loans and .95 times NPLs, compared to $18.85 million or 1.43% and 1.31 times NPLs at December 31, 2008

Net interest income decreased 3% compared to 4Q08, and increased
13% compared to 1Q08

Net interest margin decreased 9 bps to 3.01% from 3.10% in 4Q08, and increased 3 bps compared to 2.98% in 1Q08

Non-interest income increased $473 thousand or 19% compared to
4Q08

Loans decreased 1% compared to 4Q08

Deposits grew 16% Y/Y and 8% compared to 4Q08

Remain well-capitalized from a regulatory standpoint with Tier-1 ratio of 12.36% and total risk based capital ratio of 13.70%

NPAs/Assets
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2000
2001
2002
2003
2004
2005
2006
2007
2008
1Q09
SCMF
Peer Average

Southern Community Financial Corporation
NASDAQ: SCMF
www.smallenoughtocare.com

Asset Quality: Consistently Outperform our Peers

Source: SNL Financial; Peers include publicly traded commercial banks based in AL, AR, FL, GA, MS, NC, SC,
TN, VA, and WV with total assets between $1 billion and $5 billion

NCOs/Average Loans
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2000
2001
2002
2003
2004
2005
2006
2007
2008
1Q09
SCMF
Peer Average

Southern Community FINANCIAL CORPORATION

NASDAQ: SCMF

www.smallenoughtocare.com

Asset Quality: Consistently Outperform our Peers

Source: SNL Financial; Peers include publicly traded commercial banks based in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV with total assets between $1 billion and $5 billion

Loan Loss Reserves/Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2000
2001
2002
2003
2004
2005
2006
2007
2008
1Q09
SCMF
Peer Average

Southern Community
FINANCIAL CORPORATION

NASDAQ: SCMF

www.smallenoughtocare.com

Reserve Coverage In Line With Peers Despite
Stronger Asset Quality

Source: SNL Financial; Peers include publicly traded commercial banks based in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV with total assets between $1 billion and $5 billion

Capital Ratios Bolstered by TARP Infusion

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All ratios shown above are at the holding company level

* To Risk Weighted Assets

** To Average Assets

(1) Includes $42.75 million TARP investment closed on December 5, 2008

(2) Minimum for Well Capitalized Banks

3/31/091

12/31/081

Regulatory
Minimum 2

Tier One Leverage**

9.97%

10.57%

5.00%

Tier One Risk Based*

12.36%

12.45%

6.00%

Total Risk Based*

13.70%

13.79%

10.00%

Commercial & Industrial 22%
Residential Mortgage 20%
Consumer 2%
Commercial Mortgage 29%
Construction & Land Development 27%

Southern Community FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

As of 3/31/09

Approximately 56% of loans are  variable rate loans (mostly prime-based)

Approximately 32% of CRE loans are owner-occupied

A Diversified Loan Portfolio

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Other
4%
Custom
15%
Acquisition &
Development
29%
Lot Loans
14%
Speculative
Construction
38%

Southern Community
FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

Residential Construction Loan Portfolio

As of 3/31/09:

Multifamily
8%
Other
2%
Hotels/Motels
8%
Industrial
33%
Religious
Organizations
12%
Office
13%
Retail
24%

Southern Community
FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

CRE Loans by Property Type

As of 3/31/09:

Demand
8%
NOW/Savings
12%
CDs < $100k
41%
Money Market
24%
CDs > $100k
15%

Southern Community
FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

Deposit Composition

As of 3/31/09

Southern Community
FINANCIAL CORPORATION

NASDAQ: SCMF

Southern Community
FINANCIAL CORPORATION
NASDAQ: SCMF
www.smallenoughtocare.com

www.smallenoughtocare.com

Small Enough To Care